SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the precious filing by registration statement number, or the former schedule and the date of its filing.

LOGIC DEVICES INCORPORATED

395 West Java Drive

Sunnyvale, California 94089

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 10, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the Annual Meeting) of LOGIC Devices Incorporated, a California corporation, will be held at our principal executive offices located at 395 West Java Drive, Sunnyvale, California 94089, on March 10, 2005, at 9:30 a.m., local time, for the following purposes:

1.	To elect directors to serve for the next year and until their successors are elected;
2.	To ratify the appointment of Perry-Smith LLP as our independent auditors for the fiscal year ending September 30, 2005; and
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All shareholders are cordially invited to attend the meeting in person. Only shareholders of record at the close of business on January 27, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Any shareholder attending the meeting and entitled to vote may do so in person, even if such shareholder returned a proxy.

By Order of the Board of Directors,
/s/ Kimiko Milheim
Kimiko Milheim Secretary

Sunnyvale, California

January 28, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY INSTEAD PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE DIRECTIONS ON THE PROXY CARD; EITHER METHOD WILL ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

LOGIC DEVICES INCORPORATED

395 West Java Drive

Sunnyvale, California 94089

PROXY STATEMENT

March 10, 2005

The Board of Directors of LOGIC Devices Incorporated is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Shareholders (the Annual Meeting) to be held Thursday, March 10, 2005, at 9:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our principal executive offices, located at 395 West Java Drive, Sunnyvale, California 94089. The telephone number is (408) 542-5400.

The date of this proxy statement is January 28, 2005, and it was first mailed on or about February 3, 2005, to shareholders entitled to vote at the Annual Meeting.

Questions and Answers about the Proxy Materials and the Annual Meeting:

Q.	Who can attend the meeting?
A.	All shareholders may attend.
Q.	Who is entitled to vote?
A.

Only shareholders as of the close of business on January 27, 2005 (the Record Date) may vote at the Annual Meeting. If you wish to vote your shares at the Annual Meeting and your shares are held of record by a broker or other representative, you must contact your broker or other representative to obtain a proxy issued in your name and bring it with you to the Annual Meeting. As of the Record Date, there were 6,743,188 shares outstanding of our common stock, no par value (Common Stock). Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (seven) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle to among as many candidates as the shareholder may select, provided that votes cannot be cast for more than seven candidates. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder has given notice to Kimiko Milheim, our Secretary, prior to the commencement of voting of the intention to cumulate the shareholder's vote.

Certain shareholders have given notice of their intention to cumulate their votes; therefore, all shareholders entitled to vote may cumulate their votes for candidates in nomination. On all other matters, each share has one vote.

Q.	What may I vote on?
A.	(1) The election of seven nominees to serve on our Board of Directors for the next year and until their successors are elected;
(2) The ratification of the appointment of Perry-Smith LLP (Perry-Smith) as our independent auditors for the fiscal year ending September 30, 2005; and
(3) Any other business properly presented at the Annual Meeting.

Q.	How does the Board recommend I vote on all proposals?
A.	The Board recommends a vote FOR each of the proposals.
Q.	How do I vote?
A.	(1) Sign and date each proxy card you receive and return it in the prepaid envelope;
(2) Provide your proxy through the Internet or telephone voting system as more fully described on your proxy card; or
(3) Vote in person at the Annual Meeting.
Q.	How can I change my vote or revoke my proxy?
A.

You have the right to revoke your proxy and change your vote at any time before the meeting by notifying Kimiko Milheim, our Secretary, or returning a later-dated proxy card, or by Internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the Annual Meeting.

Q.	What does it mean if I get more than one proxy card?
A.	It means you hold shares registered in more than one account. Please vote or provide a proxy for all accounts in one of the manners described above to ensure that all your shares are voted.
Q.	Who will count the votes?
A.

Representatives of Computershare Investor Services, will count the votes and Kimiko Milheim, our Secretary, will act as the Inspector of Election. We believe the procedures to be used by the Inspector to count the votes are consistent with California law concerning voting of shares and determination of a quorum.

Q.	What is a "quorum?"
A.

A "quorum" is a majority of the issued and outstanding shares entitled to vote at the Annual Meeting. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum. If you hold your shares in "street name" through a broker or other representative and the broker or representative indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), the shares represented by such broker non-votes will be counted in determining the presence of a quorum.

Q.	What vote by shareholders is required to approve each of the proposals?
A.

As to Proposal One regarding the election of directors, the seven candidates receiving the highest number of "FOR" votes will be elected. As to Proposal Two regarding the ratification of the appointment of Perry-Smith as our independent auditors for the fiscal year ended September 30, 2005, the affirmative vote of (1) a majority of the shares represented and voting and (2) shares representing at least a majority of the required quorum will be needed. The required vote for any other matter that may be properly presented at the Annual Meeting will depend on the nature of the matter. We are currently unaware of any other business to be presented at the Annual Meeting.

Q.	What are the word choices for indicating my vote?
A.

You may vote "FOR," "AGAINST," or "ABSTAIN" with respect to each matter on the proxy, other than the election of directors in Proposal One, for which you may vote "FOR," "WITHHOLD," or "CUMULATE." Shares that vote "FOR," "AGAINST," "WITHHOLD," or "CUMULATE" are treated as being present at the meeting for purposes of establishing a quorum. These shares are also treated as votes cast by the Common Stock present in person or represented by proxy at the Annual Meeting, with respect to such matter. Shares that vote "ABSTAIN" are also treated as being present at the meeting for purposes of establishing a quorum, but, for purposes of Proposal Two, will have the same effect as a vote against the proposal unless shares voting affirmatively also constitute at least a majority of the required quorum, in which event an abstention will not have any effect on the result of the vote. Broker non-votes are treated the same as votes to "ABSTAIN."

Q.	How will voting on any other business be conducted?
A.

We do not know of any business to be considered at the 2005 Annual Meeting other than the proposals described in this proxy statement. However, because we did not receive notice of any other proposals to be brought before the meeting within 45 days prior to the date of mailing of this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to William J. Volz, our President and principal executive officer, and Kimiko Milheim, our Chief Financial Officer and Secretary, to vote on such matters at their discretion.

Q.	How can a shareholder request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) for fiscal 2004?
A.

A copy of the financial statements and Management's Discussion and Analysis from our Annual Report on Form 10-K will be mailed with this proxy statement to each shareholder. A shareholder may also request a copy of our complete Annual Report on Form 10-K in a writing addressed to our Secretary, Kimiko Milheim, at 395 West Java Drive, Sunnyvale, California 94089. In addition, a shareholder may download a copy of our complete Annual Report on Form 10-K from our website, www.logicdevices.com.

Q.	Who will bear the cost of soliciting votes for the Annual Meeting?
A.

Our Board of Directors is making this solicitation and we will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to submit your proxy over the Internet, you are responsible for Internet access charges you may incur. If you choose to submit your proxy by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We are also required by law to reimburse certain costs of brokerage houses and other representatives for forwarding proxy and solicitation materials to shareholders.

Q.	How and when may I submit proposals or director nominations for inclusion in the proxy statement for the 2006 Annual Meeting?
A.

If you would like to submit a proposal for the 2006 Annual Meeting of Shareholders, it must be received by our Secretary, Kimiko Milheim, at 395 West Java Drive, Sunnyvale, CA 94089, at any time prior to October 6, 2005, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

In general, advance notice of nominations of persons for election to the Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 45 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this proxy statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of Common Stock that are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

BOARD STRUCTURE AND COMPENSATION

Structure and Committees

Howard L. Farkas serves as Chairman of the Board of Directors. The Board of Directors held a total of four meetings during its 2004 fiscal year, which ended on September 30, 2004. Every director attended at least 75% of the meetings of the Board of Directors and at least 75% of meetings of the committees of the Board of Directors on which the director served. The Board of Directors has determined that all of the directors, except William J. Volz, are independent as defined by Nasdaq. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

The Audit Committee of the Board of Directors, which currently consists of Brian P. Cardozo, Howard L. Farkas, Joel S. Kanter and Albert Morrison Jr., reviews the auditing, accounting, financial reporting, and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on our website, www.logicdevices.com, which the committee annually reviews and assesses for adequacy. All of the committee members are independent as determined under applicable Nasdaq and SEC rules and are able to read and understand fundamental financial statements, and at least one member qualifies as an "Audit Committee Financial Expert" as defined by SEC rules. The committee met four times during fiscal 2004.

The Compensation Committee of the Board of Directors, which currently consists of Howard L. Farkas, Albert Morrison Jr., and William J. Volz, is responsible for establishing our compensation policies. The committee determines the compensation of our Board of Directors and executive officers, and is responsible for establishing employee benefit plans. A majority of the committee members are independent as determined under applicable Nasdaq and SEC rules. This committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on our website, www.logicdevices.com. The committee did not meet during fiscal 2004.

The Nominating and Corporate Governance Committee, made up of Brian P. Cardozo, Howard L. Farkas, Fredric J. Harris, Joel S. Kanter, and Albert Morrison Jr., is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. All of the committee members are independent as determined under applicable Nasdaq and SEC rules. The committee will consider shareholder nominations for directors. This committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on our website, www.logicdevices.com. The committee's policy is to identify and consider candidates for election as directors, including candidates recommended by our shareholders. For a description of the process for nominating directors, see "Questions and Answers about the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the proxy statement for the 2006 Annual Meeting?" The committee met two times during fiscal 2004.

Consideration of Director Nominees

The Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current directors, shareholders, or other persons. The committee has not paid fees to any third party to identify, evaluate, or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. Candidates will be evaluated at meetings of the Nominating and Corporate Governance Committee. Nominees recommended by persons other than current board members or executive officers would be subject to the process described in "Questions and Answers about the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the proxy statement for the 2006 Annual Meeting?"

In evaluating nominations for candidates for membership on our Board of Directors, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology, or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all directors' duties.

Compensation of Directors

Non-employee directors did not receive any cash compensation during fiscal 2004, or in previous years, for either their services as directors or for their services on the various Board committees.

Under the Amended and Restated 1998 Stock Incentive Plan, each non-employee director who is elected or re-elected to serve on the Board receives an automatic annual grant of an option to purchase 15,000 shares of Common Stock, coinciding with the date of the Annual Meeting of Shareholders at which they are elected or re-elected. Each of these options has an exercise price per share equal to the closing fair market value of our Common Stock on the automatic grant date, and has a maximum term of five years. Each option is immediately exercisable for all 15,000 shares.

Other Information about the Board of Directors

We provide an informal process for shareholders to send communications to the Board. Shareholders who wish to contact the Board or any of its members may do so in writing to LOGIC Devices Incorporated, 395 West Java Drive, Sunnyvale, CA 94089. Any communication will promptly be forwarded to the Board of Directors as a group or to the attention of a specified director.

Although we do not have a policy with regard to Board members' attendance at the annual meetings of shareholders, all of the directors are encouraged to attend such meetings. All of our directors were in attendance at our 2004 Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees below, each of whom, other than Mr. Steven R. Settles, is currently serving on the Board of Directors and has been nominated for re-election by the Nominating and Corporate Governance Committee of the Board of Directors. Mr. Settles was recommended as a nominee for director by multiple shareholders who contacted Mr. Volz. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them that provide authority to vote "FOR ALL" or "FOR ALL EXCEPT" in accordance with cumulative voting to elect as many of the nominees listed below as possible. In such event, the proxy holders will determine the specific nominees for whom such votes will be cumulated. The proxy holders will not have the discretion to cumulate votes represented by any proxy for any nominee for which authority to vote has been withheld in the proxy by "WITHHOLD ALL" or "FOR ALL EXCEPT." The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director. The following table provides information concerning the director nominees:

Nominee	Age	Director Since	Principal Occupation

Howard L. Farkas	80	1983	Chairman of the Board; President of Farkas Group, Inc.
Brian P. Cardozo	46	2003	Owner/operator of a Harley-Davidson dealership; Former Audit and Financial Services Partner of BDO Seidman LLP and Audit Partner-in-Charge of the San Jose, California office of BDO Seidman LLP
Fredric J. Harris	64	1999	CUBIC Signal Processing Chair of the Communication Systems and Signal Processing Institute at San Diego State University; Fellow of the Institute of Electrical and Electronic Engineers
Joel S. Kanter	49	2002	President and Director of Windy City, Inc.
Albert Morrison Jr.	68	1983	Chairman of Morrison Brown Argiz & Company, P.C. (retired)
William J. Volz	57	1983	President, Principal Executive Officer, and Director
Steven R. Settles	46	n/a	Managing Partner, Dawg Investment Fund, LLP

Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There are no family relationships among the directors or executive officers.

HOWARD L. FARKAS has been a director since our inception. Mr. Farkas is the owner and managing broker of Windsor Gardens Realty, Inc., a residential real estate brokerage company, which he co-founded in 1964. He also serves as President of Farkas Group, Inc., a company that provides management services to various business interests. He serves as a director of Synthetech, Inc., a public chemical research and manufacturing company whose products are used extensively in new drug research, Northwestern Engineering Company, and Ivory LLC, Aragorn LLC, and Strider LLC, which are in the gas and oil exploration and development business.

BRIAN P. CARDOZO joined our Board of Directors in 2003. Mr. Cardozo holds a B.S.C. from Santa Clara University, an M.B.A. in accounting from Saint Louis University, and an M.B.A. in finance from Saint Louis University. Since May 2000, Mr. Cardozo has been owner and operator of a Harley-Davidson dealership. He was an Audit and Financial Services Partner of BDO Seidman LLP and Audit Partner-in-Charge of the San Jose, California office of BDO Seidman LLP until October 2000. Mr. Cardozo was a founding partner in Meredith Cardozo Lanz & Chiu LLP, a regional public accounting firm that merged into BDO Seidman LLP in October 1999. In addition to his years of public accounting experience, he has industry experience with a local Fortune 500 company, Amdahl, working in the areas of corporate budgeting, corporate reporting, financial policies and procedures, and SEC reporting. Mr. Cardozo has specialized in servicing high technology, software, manufacturing, distribution, and other industries, ranging from start-ups to large multi-national enterprises. He has provided emerging growth companies with advice ranging from introductions to traditional financial sources, accounting system consulting, potential financial employee referrals, and merger and acquisition assistance. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and the Association for Corporate Growth.

FREDRIC J. HARRIS joined the Board of Directors in 1999. He holds the CUBIC Signal Processing Chair of the Communication Systems and Signal Processing Institute at San Diego State University, where he has taught since 1967. He holds a number of patents on digital receiver and digital signal processing ("DSP") technology and lectures throughout the world on DSP applications. He consults for organizations requiring high-performance DSP systems and is a fellow of the Institute of Electrical and Electronic Engineers.

JOEL S. KANTER joined the Board of Directors in 2002. Since 1986, he has served as President and Director of Windy City, Inc., a privately held firm specializing in public and private equity investments. He also serves as a director for Encore Medical Corporation, a publicly-traded manufacturer of implant devices; I-Flow Corporation, a publicly-traded manufacturer of home infusion pumps; Prospect Medical Group, a publicly-traded owner/operator of numerous independent physician associations, and Magna Labs, Inc., a publicly-traded development stage medical device company. Mr. Kanter is also on the boards of numerous other private companies and not-for-profit groups.

ALBERT MORRISON JR. has served one of our directors since 1983. He also served as Chairman of Morrison Brown Argiz & Company, P.C., a certified public accounting firm in Miami, Florida from 1969 to 2003. He is a member of the Board of Directors of Heico Corporation, a member of the Board of Directors for Florida International University, and Chairman of the Miami-Dade County Industrial Development Authority.

WILLIAM J. VOLZ is one of our founders and has been a director since our inception. Mr. Volz has been President and principal executive officer since December 1987. He served as our Vice President of Engineering from August 1983 to December 1987.

STEVEN R. SETTLES is a private investor and managing partner of Dawg Investment Fund LLP, which was formed in 2000 to invest in both public and private companies. Along with partners, he owns Intuition Development Holdings (IDH), a private firm which provides information systems and services to corporate and government clients. He is a Board Member of IDH and its subsidiaries. He is also a board member of WellfoundDecade Corp., a private software development firm and Zvolve, a private telecommunications software company. Prior to 1993, he was Director of Strategic Planning at Barnett Banks, Inc. He holds an M.B.A. degree from The Wharton School, University of Pennsylvania and a B.B.A. from the University of Georgia.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under California law.

The Board of Directors recommends voting "FOR" election to the Board of Directors of each of the nominees proposed above.

REPORT OF THE AUDIT COMMITTEE

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

The Audit Committee of the Board of Directors serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is available on the Company's website, www.logicdevices.com.

Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors, Perry-Smith, are responsible for expressing an opinion on the conformity of our financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee hereby reports as follows:

1.   The Audit Committee has reviewed and discussed the audited financial statements with our management and with the independent auditors, with and without our management present.

2.   The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU §380), as amended, and those requirements under the Sarbanes-Oxley Act.

3.   The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions for Audit Committees," and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2004, for filing with the SEC.

Albert Morrison Jr.
Brian P. Cardozo
Howard L. Farkas
Joel S. Kanter

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has reappointed the firm of Perry-Smith as our independent auditors for the fiscal year ending September 30, 2005, subject to ratification by the shareholders. Shareholder ratification of the appointment of Perry-Smith as our independent auditors is not required by our by-laws or other applicable legal requirements. However, the Board is submitting the appointment of Perry-Smith to the shareholders for ratification as a matter of good corporate practice.

Perry-Smith has served as our independent auditors since April 9, 2003. A representative of Perry-Smith is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

On April 4, 2003, Hood & Strong LLP (Hood & Strong), the independent accounting firm for our fiscal years ended September 29, 2002 and September 30, 2001 (fiscal 2002 and 2001), notified us that it had elected to discontinue services to public companies required to file reports with the SEC, and therefore, was resigning from our audit engagement. A representative from Hood & Strong is not expected to attend the Annual Meeting.

Neither of Hood & Strong's reports on our financial statements for fiscal 2002 and 2001 contained an adverse opinion nor a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with Hood & Strong, whether resolved or unresolved, on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Hood & Strong's satisfaction, would have caused Hood & Strong to make reference to the subject matter of the disagreement in connection with its reports for either of fiscal 2002 and 2001.

If the shareholders fail to ratify the appointment of Perry-Smith as our independent auditors, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our shareholders' best interests.

Fees billed by Perry-Smith for the fiscal years ended September 30, 2004 and September 28, 2003, are as follows:

Audit Fees

Fees paid to Perry-Smith LLP for the audit of the Company's annual financial statements included in the registrant's reports on Form 10-K and review of the financial statements included in the registrant's reports on Form 10-Q were $74,500 and $61,500 for fiscal 2004 and 2003, respectively.

Tax Fees

Fees paid to Perry-Smith LLP for services rendered for preparation of the Company's federal and state income tax returns, tax compliance, and tax advice were $14,200 and $9,500 for fiscal 2004 and 2003, respectively.

All Other Fees

There were no additional fees paid or payable to Perry-Smith LLP for any other services provided during fiscal 2004.

Audit Committee's Pre-approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its principal accountant on a case-by-case basis, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee before the completion of the audit. The Audit Committee approved 100% of audit, tax, and all other services provided by any accounting firms.

No audit work was performed by persons other than the principal accountant's full-time, permanent employees.

Required Vote

The affirmative vote of a majority of the holders of shares represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the appointment of Perry-Smith as our independent auditors for the fiscal year ending September 30, 2005.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Perry-Smith as our independent auditors.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of January 27, 2005 (except as described below) by:

•     each of our directors;

•     Named Executive Officers, if any (A Named Executive Officer is defined as any individual whose total annual salary and bonus aggregated $100,000 or more during the recent fiscal year);

•     all individuals who served as directors or executive officers at fiscal year-end as a group;

•     each director nominee; and

•     each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known by us to beneficially own more than 5% of our Common Stock.

	Shares Beneficially Owned (1)
Directors, Officers and 5% Shareholders	Shares	Percent (2)

Directors:
Howard L. Farkas (3) (4)	215,000	3.2%
William J. Volz	710,438	10.5%
Albert Morrison Jr. (5)	90,877	1.4%
Fredric J. Harris (6)	90,000	1.3%
Brian P. Cardozo	15,000	0.2%
Joel S. Kanter (7) (8)	35,000	0.5%
All Directors and Executive Officers as a group (seven persons)	1,156,315	17.1%
Director Nominee:
Steven R. Settles	295,557	4.4%
5% Shareholders:
Steven J. Revenig, Trustee of the Farkas Trusts (9)	624,305	9.3%
1873 S. Bellaire St., Ste. 1000 Denver, CO 80222
Chicago Investments, Inc. (10)	400,000	5.9%
934 N. Main St. Sheridan, WY 82801

(1)

Assumes the exercise of any warrants or options held by such person that are exercisable as of January 27, 2005 or within 60 days thereafter, but not the exercise of any other person's warrants or options.

(2)	Assumes 6,743,188 shares of Common Stock outstanding as of January 27, 2005.
(3)	Mr. Farkas disclaims any beneficial share ownership of the shares held by Mr. Revenig, as trustee of the Farkas Trusts.
(4)	Includes 190,000 shares held directly and options to purchase 25,000 shares of Common Stock.
(5)	Includes 877 shares held directly and options to purchase 90,000 shares of Common Stock.
(6)	Includes options to purchase 90,000 shares of Common Stock.
(7)	Mr. Kanter disclaims any beneficial share ownership of the shares held by Chicago Investments, Inc.
(8)	Includes options to purchase 35,000 shares of Common Stock.
(9)	Consists of 14 irrevocable trusts administered by Mr. Revenig, an independent trustee, the beneficiaries of which consist of Mr. Farkas and members of his family.
(10)	A Delaware corporation, whose directors and officers include a Kanter family member, but exclude Mr. Kanter.

The following table provides information regarding our executive officers as of January 27, 2005:

Name	Age	Position

William J. Volz	57	President and principal executive officer
Kimiko Milheim	35	Chief Financial Officer and Secretary

WILLIAM J. VOLZ is one of our founders and has been a director since our inception. Mr. Volz has been our President and principal executive officer since December 1987. He served as our Vice President of Engineering from August 1983 to December 1987.

KIMIKO MILHEIM is our Chief Financial Officer and Secretary. She joined us in November 1999. Ms. Milheim is a Certified Public Accountant, with an M.B.A. degree from the University of California, Irvine. Prior to joining us, she was General Accounting Manager at ArthroCare Corporation, an Audit Manager at BDO Seidman, LLP, and an In-Charge Accountant with the Officer of the California State Auditor.

Executive Compensation

The following table sets forth the compensation paid during fiscal 2004, 2003, and 2002 to our Named Executive Officers:

		Annual Compensation		Long-term Compensation Awards (No. of Shares Underlying Options)
Name and Position	Year	Salary ($) [1]	Bonus ($)

William J. Volz, President	2004	171,300	-	-
	2003	172,600	-	-
	2002	172,600	-	-

Gary C. Schaefer, former Chief Financial Officer and Secretary [2]	2004	121,000	3,200	-
	2003	25,400	-	50,000

1   In fiscal 2004, we changed our fiscal year to a calendar year ended September 30, 2004. Prior to 2004, due to our having had a fiscal year comprised of 52 weeks of seven days each, beginning Monday and ending Sunday, the fiscal years referenced above are as follows: for 2003, fiscal year ended September 28, 2003; for 2002, fiscal year ended September 29, 2002.

2   Mr. Schaefer joined us during fiscal 2003 and left in fiscal 2004. He no longer has any options available for exercise, as they expired after his termination of employment.

Employment Agreements and Stock Options

We do not have an employment or severance agreement with the current Named Executive Officer. There were no Common Stock options granted to or exercised by the current Named Executive Officer during fiscal 2004.

REPORT ON EXECUTIVE COMPENSATION

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

In general, the Compensation Committee is principally responsible for executive compensation matters, including but not limited to: review and approval of base salaries, approval of individual bonuses and bonus programs for executive officers, administration of certain employee benefit programs, and review and approval of stock option grants to all employees, including our executive officers.  However, during the past fiscal year, the Board of Directors determined to perform many of these functions as a result of the Company's recent financial performance.

Overview

The overall policy of the Compensation Committee is to offer our executive officers competitive compensation opportunities, based upon their personal performance, the financial performance of LOGIC Devices Incorporated (the Company), and their contribution to that performance. In general, each executive officer's compensation package is comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of the individual's performance, and the financial performance of the Company; (ii) incentive performance awards payable in cash and tied to the achievement of performance goals; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interest between the executive officers and our shareholders.

With the exception of $3,200 in cash incentives paid to Gary Schaefer, who is no longer with the Company, the compensation paid to each executive officer during the past fiscal year was comprised solely of base salary due to the financial performance of the Company.

Compensation of the Principal Executive Officer

Due to the performance of the Company during the past few years, the President's base annual compensation for fiscal 2004 was not increased from his base annual compensation in fiscal 2003.

Howard L. Farkas
Brian P. Cardozo
Frederic J. Harris
Joel S. Kanter
Albert Morrison Jr.
William J. Volz

Compensation Committee Interlocks and Insider Participation

The Compensation Committee did not address any executive compensation issues during fiscal 2004. Had the Compensation Committee met, Mr. Volz, who also serves as our President and principal executive officer, would not participate in compensation matters pertaining to his salary or option grants. While Mr. Volz is eligible, he has never received any option grants under the employees' Stock Incentive Plans.

Certain Relationships and Related Transactions

Since the beginning of our last fiscal year, we have engaged in no transactions or series of similar transactions with any of our officers, directors, or principal shareholders, or, to our knowledge, with any of their affiliates in which the amount involved exceeded $60,000. Also, no such transactions are currently contemplated.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e) during fiscal 2004 and Form 5 and amendments thereto furnished to us with respect to fiscal 2004, we are not aware of any directors, officers, or beneficial owners of more than 10% of the shares of the Common Stock who failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year, except as previously reported by us and except that Messrs. Cardozo, Farkas, Kanter, and Morrison each filed a Form 4 late (one transaction reported by each) and Mr. Harris filed a Form 5 late (one transaction reported).

Code of Business Ethics

The Company had adopted a Code of Business Ethics that applies to its President and Chief Executive Officer and its Chief Financial Officer. The full text of the Code of Business Ethnics is published on the Company's website at www.logicdevices.com under the captions, "Company Information - About LOGIC - Code of Ethics." The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code of Business Ethics on this website within five business days following the date of such amendment or waiver.

Company Stock Price Performance

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

Set forth below is a line graph comparing the cumulative total shareholder return on our Common Stock against the cumulative total return of the NASDAQ Electronic Components Stock Index and S&P 500 Index for the period of five fiscal years commencing October 3, 1999 and ending September 30, 2004. The graph and table assume that $100 was invested on October 3, 1999 in each of the Common Stock, the NASDAQ Electronics Components Index, and the S&P 500 Index, and that all dividends were reinvested.

	10/99	09/00	09/01	09/02	09/03	09/04

LOGIC Devices Incorporated	$ 100.00	$ 70.47	$ 34.91	$ 32.73	$ 54.91	$ 41.09
S & P 500	$ 100.00	$ 113.28	$ 83.13	$ 66.10	$ 82.22	$ 93.63
NASDAQ Electronic Components	$ 100.00	$ 165.20	$ 51.34	$ 31.58	$ 62.14	$ 50.13

Chart inserted here.

OTHER MATTERS

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope, which has been enclosed, or to provide your proxy by telephone or over the Internet at your earliest convenience.

By Order of the Board of Directors,
/s/ Kimiko Milheim
Kimiko Milheim Secretary

Sunnyvale, California

January 28, 2005

LOGIC DEVICES INCORPORATED

[ ]	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A   Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 Howard Farkas	[ ]	[ ]	05 Albert Morrison Jr.	[ ]	[ ]
02 Brian P. Cardozo	[ ]	[ ]	06 William J. Volz	[ ]	[ ]
03 Fredric J. Harris	[ ]	[ ]	07 Steven R. Settles	[ ]	[ ]
04 Joel S. Kanter	[ ]	[ ]
To cumulate votes for directors, check box at right and indicate percentage(s) for one or more desired nominees above.			[ ]

 B   Issue

The Board of Directors recommends a vote FOR the following proposal:
	For	Against	Abstain
2. To ratify the appointment of Perry-Smith LLP s our independent auditors for the fiscal year ending September 30, 2005.	[ ]	[ ]	[ ]
In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

 C   Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This Proxy should be marked, dated, signed by each shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy - LOGIC DEVICES INCORPORATED

Annual Meeting of Shareholders - March 10, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of LOGIC Devices Incorporated, a California Corporation, hereby acknowledge(s) receipt of the Proxy Statement dated January 28, 2005, and hereby appoint(s) William J. Volz and Kimiko Milheim and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf nad in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of LOGIC Devices incorporated, to be held on March 10, 2005 at 9:30 a.m., local time, at 395 West Java Drive, Sunnyvale, CA 94089, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)